EXHIBIT 10.1

     This REORGANIZATION AND STOCK PURCHASE AGREEMENT dated as of January 29, 2004 (this "Agreement") is by and by and among nReach, Inc., a Colorado corporation with an address at 1120 Washington Avenue Suite 200, Golden, CO 80401 ("nReach") and SmartServ Online, Inc., a Delaware corporation with an address at 2250 Butler Pike, Suite 150, Plymouth Meeting, PA 19462 ("SmartServ" or the "Company") and the shareholders of nReach listed on Schedule A hereto (the "nReach Shareholders"), including the address of each such shareholder.

                                    RECITALS

A. WHEREAS, SmartServ desires to acquire directly or indirectly 100% of the equity of nReach;

B. WHEREAS, the nReach Shareholders desire to acquire equity in SmartServ in connection with the proposed acquisition;

C. WHEREAS, the parties hereto intend that the transaction contemplated hereby shall be completed as a tax-free exchange of stock interests for purposes of Federal tax laws.

     NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                     CLOSING

     1.1 Closing Conditions of nReach. As conditions to the Closing (as defined below) as set forth herein, SmartServ shall undertake the following actions:

     (a) The Board of Directors of SmartServ shall duly approve and deliver to nReach resolutions with respect to approving the transactions set forth herein.

     (b) Subject to adjustment as provided for herein, the purchase price to be paid to the nReach Shareholders for their common stock of nReach shall be equal to 500,000 shares (the "SmartServ Shares") of common stock, par value $.01 per share, of the Company ("Common Stock") (the "Purchase Price"). The Purchase Price shall be paid to the nReach Shareholders by delivery of the SmartServ Shares at the Closing in the percentages set forth opposite such nReach Shareholder's name on Schedule A annexed hereto (the "Pro Rata Percentage").

     (c) From the date hereof until the Closing Date, there shall not have been any material adverse change in the business of SmartServ, including a decrease in the closing price of the Common Stock to an amount less than $1.00 per share (subject to adjustment for forward or reverse stock splits, recapitalization and the like), other than changes in the ordinary course of business or due to general economic, industry or political conditions.

     1.2 Closing Conditions of Company. As conditions to the Closing as set forth herein, nReach shall undertake the following actions:

     (a) The Board of Directors of nReach shall execute and deliver to SmartServ resolutions unanimously approving the transactions set forth herein.

     (b) The nReach Shareholders shall execute and deliver to SmartServ resolutions approving the transactions contemplated hereby.

     (c) The shareholders of nReach shall deliver to SmartServ at Closing (i) certificates representing 1,200,665 shares of common and preferred stock of nReach, duly endorsed for transfer, representing 100% of the issued and outstanding fully-diluted equity of nReach, in the individual amounts set forth on Schedule A annexed hereto (the "nReach Shares") and (ii) an instrument, in the form annexed hereto as Exhibit A, including a representation that the SmartServ Shares being acquired as a result of the transactions contemplated by this Agreement are being acquired for investment purposes only and not with a view to, or sale in connection with, any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). SmartServ understands that no nReach Shareholder is an "Accredited Investor" as such term is defined in the Securities Act.

     (d) All third party consents to the transactions contemplated herein required to be obtained by nReach shall have been obtained.

     (e) Upon execution hereof, SmartServ shall prepare and deliver such business and financial information and financial statements to the nReach Shareholders as may be required to comply with all applicable federal and state securities laws, rules and regulations.

     1.3 Additional Conditions to Closing and Other Covenants.

     The parties' obligation to close the transactions set forth herein will be subject to additional specified conditions precedent as follows:

     (a) The representations and warranties of SmartServ as set forth in Article 3 herein shall remain accurate as of the Closing Date (as defined below).

     (b)  The   representations   and   warranties  of  nReach  and  the  nReach
Shareholders as set forth in Article 2 herein shall remain accurate as of the Closing Date.

     (c) All the documents necessary to be filed with local, state and federal authorities (including the SEC) by SmartServ, are prepared and appropriately filed with such authorities by SmartServ and all approvals required from such authorities are granted.

     (d) Upon execution hereof and up through the Closing, nReach shall cooperate with SmartServ, including the preparation and delivery to SmartServ and its professional advisors of all business and financial information, and financial statements currently in nReach's possession which

SmartServ requires to be included in filings with the US Securities and Exchange Commission ("SEC"). SmartServ agrees that nReach may incur and pay immediately after the Closing up to $25,000 (the "Fee Cap") in the aggregate legal, accounting and other fees and expenses associated with the transactions contemplated hereby. All legal, accounting and other expenses and fees of nReach and the nReach Shareholders in excess of the Fee Cap shall be paid by the nReach Shareholders. Such costs and expenses up to the Fee Cap shall be included in nReach's operating budget for fiscal year 2004 which budget and fees shall be provided to nReach at and after the Closing.

     (e) SmartServ shall have received an opinion of counsel to nReach in form and substance satisfactory to SmartServ and its counsel with regard to the transaction and other matters contemplated herein.

     (f) None of the properties or assets of nReach shall have been sold or otherwise disposed of other than in the ordinary course of business from the date hereof through the Closing Date, except with the written consent of SmartServ. nReach shall not have suffered a loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise (each a "Material Adverse Event"). Except as disclosed in this Agreement or in the schedules annexed hereto, no material adverse change in the aggregate shall have occurred in the financial condition, business, properties, assets, liabilities, results of operations or prospects of nReach since the date of this Agreement.

     (g) Between the date of this Agreement and the Closing Date, nReach will afford SmartServ and its authorized representatives reasonable access to all of their respective sites, properties, books and records during normal business hours and will furnish such additional financial and operating data and other information as to nReach's business and properties as may from time to time be reasonably requested. nReach will cooperate in the preparation of any documents or other material which may be reasonably required in connection with any documents or materials required by this Agreement or otherwise necessary to effect the Closing. All documents and/or materials provided by nReach to SmartServ prior to, in contemplation of or pursuant to this Agreement is Confidential Information as described in Article IV below.

     (h) nReach shall not, nor shall any agent, officer, director, trustee or any representative of nReach, during the period commencing on the date of this Agreement and ending with the earlier to occur of the Closing Date or the termination of this Agreement in accordance with its terms, directly or indirectly, (i) solicit or initiate the submission of proposals or offers from any person for, (ii) participate in any discussions pertaining to, or (iii) furnish any information to any person other than the other party or their respective authorized agents relating to, any acquisition or purchase of all or a material amount of the assets of, or any equity interest in nReach or a consolidation or business combination of or with nReach.

     (i) nReach shall, and shall cause each of its subsidiaries, if any, to, terminate any stockholders agreements, voting agreements, voting trusts, options, warrants and employment agreements with any employee on or prior to the Closing Date. Such terminations shall be delivered at the Closing.

     (j) As and when requested by SmartServ, or by any of its successors or assigns, nReach and the nReach Shareholders shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as SmartServ may deem necessary or desirable in order to vest in and confirm to SmartServ title to and possession of the property acquired by SmartServ by reason or as a result of the transactions contemplated hereby, and otherwise to carry out the intent and purposes hereof, and the officers, directors of SmartServ are fully authorized in the name of nReach or otherwise to take any and all such action.

     (k) The nReach Shareholders shall have "piggy-back" registration rights entitling the holders thereof to have the SmartServ Shares issuable hereunder to be included in the registration statement filed by SmartServ in connection with the Financing (as defined below) on the same terms and conditions as are granted to the investors in the Financing.

     (l) At the Closing, each nReach Shareholder shall execute and deliver a lock-up letter with respect to the SmartServ Shares issued hereunder in the form annexed hereto as Exhibit B.

     (m) At the Closing, Mike Stemple ("Stemple") and SmartServ shall each have executed and delivered Stemple's employment agreement with SmartServ, in form and substance satisfactory to each of SmartServ and Stemple; and SmartServ shall have entered into severance agreements with each of Clint Fayling, Blake Fayling and Chris Stemple providing for three months severance pay in the event their employment with nReach is terminated without cause.

     (n) SmartServ shall be satisfied with its due diligence review of nReach.

     (o) SmartServ shall have closed upon a private offering of its securities and received gross proceeds of at least $2,500,000 (the "Financing").

     (p) SmartServ agrees to contribute to nReach at and after the Closing (as part of its 2004 operating budget) an amount up to $25,000 (the "Fee Cap") in the aggregate for nReach's and the nReach Shareholders' legal and auditor and other fees and expenses associated with the transactions contemplated hereby. All legal, accounting and other expenses and fees of nReach and the nReach Shareholders in excess of the Fee Cap shall be paid by the nReach Shareholders.

     (q) SmartServ hereby agrees to extend the maturity date of the promissory note of nReach dated November, 2003, in the original principal amount of $15,000 until February 29, 2004 (the "nReach Note"). At the Closing, SmartServ also agrees to pay nReach, through the cancellation of such nReach Note, for marketing and consulting services rendered prior to the Closing.

     (r) nReach and each nReach Shareholder, together with their respective affiliates, successors and assigns, hereby represent, warrant and agree, severally and not jointly, that they have not and will not enter into any short sales of SmartServ's Common Stock from the period commencing on the date hereof and ending on September 30, 2004.

     (s) The parties acknowledge that the schedules of nReach to this Agreement have not been prepared or are incomplete as of the date hereof (such unprepared or incomplete schedules being the "nReach Incomplete Schedules"). nReach shall deliver to SmartServ and its counsel for their review a complete and accurate version of the nReach's Incomplete Schedules (as so revised, the "Final Proposed Schedules") not later than 10 business days after the date of this Agreement. nReach shall also provide SmartServ with copies of any supporting documents and such access to those officers and other employees of nReach and other representatives as may be reasonably requested by SmartServ and its legal counsel in connection with their review of the Final Proposed Schedules. Notwithstanding anything herein to the contrary, SmartServ shall have the right to terminate this Agreement by written notice to nReach in the event that SmartServ, in its sole discretion, is not satisfied with the Final Proposed Schedules. Not later than 10 business days after the Final Proposed Schedules, certified by an officer of nReach, and all such supporting documents and access shall have been provided to and acknowledged by SmartServ in writing, SmartServ shall either (i) advise nReach that the Final Proposed Schedules are acceptable to SmartServ, whereupon the Final Proposed Schedules shall become the schedules hereto, or (ii) advise nReach that it has determined to terminate this Agreement pursuant to the provisions of this Section 1.3(s), provided, however, that if SmartServ does not respond within the aforementioned 10 business day period, then SmartServ shall be deemed to have accepted the Final Proposed Schedules.

     1.4 At the Closing.

     (a) At the Closing, SmartServ shall issue the SmartServ Shares to the nReach Shareholders in accordance with their Pro Rata Percentages.

     (b) At the Closing, all equity securities of nReach, duly endorsed for transfer, and the executed investor representation letter for each nReach Shareholder in the form annexed hereto as Exhibit A shall be delivered to SmartServ.

     (c) At the Closing, SmartServ and nReach each shall be in compliance with its representations, warranties and covenants contained herein in all material respects, and each shall receive from the other certificates to such effect from the President of such party as of the Closing Date, except with respect to nReach, as set forth in a schedule of exceptions attached to such certificate and acceptable to SmartServ.

     (d) At the Closing, SmartServ shall have received (i) certificates, dated the Closing Date and signed by the secretary of nReach, certifying the truth and correctness of attached copy of nReach's articles of incorporation (including amendments thereto) and such other matters as may reasonably be requested by SmartServ (including certification of the identity of the names and titles and the signatures of the officers of nReach individually authorized to execute and deliver this Agreement and other documents to be executed and delivered by the nReach in connection therewith); and by-laws (including amendments thereto), and
(ii) a certificate of good standing for nReach in the State of Colorado.

     (e) At the Closing, the nReach Shareholders shall have received certificates, dated the Closing Date and signed by the secretary of SmartServ, certifying the truth and correctness of attached copy of SmartServ's certificate of incorporation (including amendments thereto) and such other matters as may reasonably be requested by the nReach Shareholders (including certification of the identity of the names and titles and the signatures of the officers of SmartServ individually authorized to execute and deliver this Agreement and other documents to be executed and delivered by the SmartServ officers in connection therewith); and by-laws (including amendments thereto).

     (e) At the Closing, evidence of all applicable filings and regulatory approvals required to be made or obtained by the parties shall be delivered.

     (f) There shall have been full compliance with the applicable securities or "blue sky" laws and regulations of any state or other governmental body having jurisdiction over the transactions contemplated hereby

     (g) In addition to the documents expressly required herein, at the Closing each party hereto shall deliver such further instruments and take such further action as may reasonably be requested by any other party hereto in order to carry out the intent and purposes of this Agreement.

     1.5 Timing of Closing. The consummation of the transactions set forth herein (the "Closing") shall occur upon the satisfaction of the conditions set forth in this Agreement. The date of Closing (the "Closing Date") shall occur on or before February 29, 2004 (the "Outside Closing Date").

     1.6 Post-Closing Adjustments to the Purchase Price.

     (a) Advance Earnout.

          (i) In the event that on June 1, 2004, the value of the original five hundred thousand (500,000) SmartServ Shares issued hereunder is less than $900,000 (i.e. five hundred thousand (500,000) multiplied by $1.80) (hereinafter, the "Threshold Value"), SmartServ shall issue additional shares of Common Stock to the nReach Shareholders in accordance with this
     Section 1.6(a) (such shares, the "Advance Earnout Shares").

          (ii) If the average of the closing sale price of the Common Stock on the five trading days immediately prior to June 1, 2004 (the "Closing Price") is less than $1.80 per share (in each case, subject to adjustment in connection with any forward or reverse stock split, stock dividend, merger, reorganization or similar event), then SmartServ shall issue Advance Earnout Shares to the nReach Shareholders such that on June 1, 2004 the SmartServ Shares together with such Advance Earnout Shares multiplied by $1.80 equals the Threshold Value. By way of an example, in the event that the Closing Price equals $1.50, one hundred thousand (100,000) Advance Earnout Shares would be issued to the nReach Shareholders on a pro-rata basis (the 500,000 SmartServ Shares x $1.50= $750,000 plus the

     100,000 Advance Earnout Shares x $1.50= $150,000, for an aggregate value of $900,000).

          (iii) In no event will the amount of Advance Earnout Shares to be issued be more than 229,167.

          (iv) The Advance Earnout Shares issuable to the nReach Shareholders, if any, shall be issued to such shareholders in accordance with their Pro Rata Percentages on or before July 15, 2004. The Advance Earnout Shares to be issued pursuant to this Section 1.6(a), if any, shall be deducted from the Earnout Shares (as defined below), if any, to be issued pursuant to
     Section 1.6(b).

     (b) Earnout. In addition to the SmartServ Shares to be delivered at the Closing, the nReach Shareholders may receive additional shares of Common Stock (the "Earnout Shares") in accordance with the terms of this paragraph. The number of Earnout Shares which may be issuable to the nReach Shareholders pursuant to the Earnout shall be determined based on the gross revenue of SmartServ (the "SmartServ Revenue") during the first five full fiscal quarters following the Closing Date (the "Earnout Period"). SmartServ shall issue to the nReach Shareholders (on a pro-rata basis in their Pro Rata Percentages) one share of Common Stock for every one dollar of SmartServ Revenue in excess of $7,200,000 (the "Earnout Trigger") during the Earnout Period. In the event that SmartServ does not consummate its contemplated acquisition of Mobile Airwaves, Inc. by March 31, 2004, the Earnout Trigger shall be reduced by $4,500,000 to $2,700,000. The maximum number of Earnout Shares issuable pursuant to the Earnout shall be 916,667 less any Advance Earnout Shares issued pursuant to
Section 1.6(a). The Earnout Shares issuable to the nReach Shareholders, if any, shall be issued to such shareholders in accordance with their Pro Rata Percentages on or before sixty days after the last day of the fifth full fiscal quarter following the Closing Date.

     (c) If at any time following the issuance of the Earnout Shares or Advance Earnout Shares, if any, the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each such nReach Shareholder that is issued Earnout Shares or Advance Earnout Shares, as applicable, a written notice of such determination and, if within fifteen days after the date of such notice, any such nReach Shareholder shall so request in writing, the Company shall include in such registration statement all or any part of the Earnout Shares or Advance Earnout Shares issuable hereunder to such nReach Shareholder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights, to the extent such Earnout Shares or Advance Earnout Shares are not eligible for resale pursuant to Rule 144 under the Securities Act.

     (d) During the two year period following the Closing Date, with a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the

"restricted securities" to the public without registration, the Company agrees to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

                                   ARTICLE II
                     NREACH'S REPRESENTATIONS AND WARRANTIES

     nReach and each nReach Shareholder hereby jointly and severally represents and warrants to, and agrees with, SmartServ as follows, except as set forth on the schedule of exceptions annexed hereto and made a part hereof:

     2.1 Organization; Capitalization. nReach is, and on the Closing Date will be, a duly organized and a validly existing corporation in good standing under the laws of its state of formation. There are issued and outstanding, and on the Closing Date there will be issued and outstanding, only the nReach Shares, all of which are, and on the Closing Date will be, duly authorized and validly issued. There are, and on the Closing Date there will be, no outstanding rights, options or warrants to purchase any equity interest in nReach, and there will be no other or any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for equity of nReach. No person has any right of first refusal, right of participation, or any similar right with respect to dispositions of the nReach Shares.

     2.2 Authority. nReach and each nReach Shareholder has, and on the Closing Date will have, full power and authority to enter into this Agreement and, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of nReach and, prior to the Closing, by all stockholders of nReach whose consent is required under applicable law.

     2.3 Binding Agreement. This Agreement has been duly executed and delivered by nReach and each nReach Shareholder and constitutes the legal, valid and binding obligation of nReach and each nReach Shareholder, enforceable against each of them in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     2.4 No  Conflicts.  The  execution  and  delivery by nReach and each nReach
Shareholder of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by nReach and each nReach Shareholder will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which nReach or any nReach Shareholder is now a party or by which it or any of its assets or properties are bound; (ii) nReach's articles of incorporation and bylaws, in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over nReach, or any of its business or properties wherein such breach could have a material adverse effect on nReach or any of its business or properties.

     2.5 Subsidiaries. nReach does not have, and on the Closing Date will not have, any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

     2.6 Foreign Qualifications. nReach is, and on the Closing Date will be, qualified or licensed as a foreign corporation in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not be reasonably expected to have a material adverse effect on the business of nReach. The business of nReach does not require it to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

     2.7 Financial Statements. All financial statements of nReach previously delivered to SmartServ, and attached hereto as Schedule 2.7 (the "Financial Statements") fairly present in all material respects the financial position, results of operations and other information purported to be shown therein of nReach, at the dates and for the respective periods to which they apply. The Financial Statements have not been prepared in accordance with generally accepted accounting principles for any of the periods involved, but have been prepared in accordance with sound business practices consistently for the periods indicated.

     2.8 No Adverse Events. Since the date of the Financial Statements, otherwise as set forth therein:

          (a) there has not been any material adverse change in the financial position or condition of nReach, its liabilities, assets or any damage, loss or other change in circumstances materially affecting nReach, its business or assets or nReach's right to carry on its business, other than changes in the ordinary course of business or due to general economic, industry or political conditions;

          (b) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting nReach, its business or assets;

          (c) there has not been any material increase in the compensation payable or to become payable by nReach to any of nReach's officers, employees or agents or any bonus, payment or arrangement made to or with any of them;

          (d) nReach's business has been and continues to be carried on in the ordinary course;

          (e) nReach has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business; and

          (f) no capital expenditures in excess of $10,000 individually or $50,000 in total have been authorized or made.

     2.9 Ordinary Course of Business. Except for transactions occurring in the ordinary course of business, there has not been, and on the Closing Date there will not have been, any transactions involving nReach since November 30, 2003 in an amount in excess of $25,000.

     2.10 Liabilities; Claims. There are, and on the Closing Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against nReach (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Financial Statements, other than (i) liabilities incurred in the ordinary course of business since November, 30, 2003 in an amount not exceeding $25,000, (ii) taxes accrued on earnings since December 31, 2002 which are not yet due or payable, ), (iii) amounts incurred to accountants and attorneys in connection with this transaction up to the Fee Cap and (iv) short term borrowings from Curt Jensen which do not exceed $75,000 in the aggregate.

     2.11 Tax Returns. All federal, state, county and local income, excise, property and other tax returns required to be filed by nReach are true and correct in all material respects and have been timely filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been established in the Financial Statements. The federal income tax returns and state and foreign income tax returns of nReach have not been audited by the Internal Revenue Service ("IRS") or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to nReach or any of its operations or businesses. There are no pending, or to the knowledge of nReach, threatened, tax claims or assessments, and there are no pending, or to the knowledge of nReach, threatened, tax examinations by any taxing authorities. nReach has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of nReach for any year.

     2.12 Title to Assets. Except as provided for in the Financial Statements, nReach, has, and on the Closing Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets owned by nReach, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature. nReach is the owner of its inventory as set forth in the Financial Statements and has good and marketable title thereto. Except as provided in the Financial Statements, nReach's assets comprise all of the property and assets of its business, and no other person or entity owns any assets used by nReach in operating the business of nReach, whether under a lease, rental agreement or other arrangement. At Closing, nReach will provide a list of all its assets and inventory as of a date not more than two days prior to Closing.

     2.13 Accounts Receivable. The accounts receivable as set forth in the Financial Statements represent amounts due for goods sold or services rendered by nReach in the ordinary course of business and, except as reserved for in the Financial Statements, nReach believes are collectable in the ordinary course of business, without any claims by the obligor for set-off or counter-claims.

     2.14 Material Contracts. A copy (or summary if oral) of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which nReach is or on the Closing Date will be, a party (each, an "nReach Contract") that (i) represents an nReach contract upon which nReach is substantially dependent or (ii) represents an nReach Contract pursuant to which nReach will receive substantial benefits or (iii) represents an nReach Contact, the absence of which would have a material adverse effect on the business of nReach prior to and following the transactions contemplated, have been or will be delivered prior to Closing, to SmartServ or its counsel, unless nReach has been advised that such contracts are not required to be delivered. Any nReach Contracts entered into between the date hereof and the Closing Date will be delivered to SmartServ or its counsel prior to Closing. The validity and enforceability of, and rights of nReach contained in, each nReach Contract shall not be adversely effected by the transactions contemplated hereby or any actions taken in furtherance hereof. To its knowledge, nReach is not in material default under any nReach Contract.

     2.15 Legal Proceedings. Except as set forth in Schedule 2.15, there are, and on the Closing Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to nReach's knowledge, threatened, involving nReach, or challenging the validity or propriety of the transactions contemplated by this Agreement. nReach is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of nReach.

     2.16 Certain Transactions. Since November 30, 2003 there have been, and through the Closing Date there will be (i) no bonuses or extraordinary compensation to any of the officers or directors of nReach, (ii) no loans made to or any other transactions with any of the officers or directors of nReach or their families and (iii) no dividends or other distributions declared or paid by nReach.

     2.17 Insurance. nReach has, and on the Closing Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile. Copies of all of the policies of insurance and bonds presently in force with respect to nReach, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, will be delivered to SmartServ prior to Closing. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and nReach has not received any notice of cancellation of any such policies.

     2.18 Intellectual Property. Section 2.18 of the schedule of exceptions lists all patents, patent applications, trademarks, trade names (whether registered or unregistered), copyrights, patent licenses, service marks, logos, commercial symbols, industrial designs, inventions, licenses, trade secrets, patterns, drawings, software (other than standard, off-the-shelf commercially available programs), formulae, technical information, research, data, concepts, methods, "know-how," and all other intellectual property owned by, licensed to, or used by, nReach, presently held, owned or used by nReach (the "IP Rights"). Except for the IP Rights, no other intellectual property rights are required for nReach to conduct its business in the ordinary course consistent with past practice. All of the IP Rights are valid and in good standing and none of them infringes (nor has any claim been made that any of them infringes) the patents, trademarks or other rights of others. There is no agreement to which nReach is a party or is legally bound and, to nReach's knowledge, no restriction or liens, materially and adversely affecting the use by nReach and, after the Closing Date, the use by SmartServ, of any of the IP Rights. There is no litigation or other legal action pending or, to nReach's knowledge, threatened with respect to any of the IP Rights, and no order, holding, decision or judgment has been rendered by any authority, and no agreement, consent or stipulation exists to which nReach is a party or of which nReach has knowledge, which would prevent nReach, or after the Closing Date, SmartServ, from using any of the IP Rights. Except as set forth on
Schedule 2.18, nReach has not received any notice or inquiry indicating, or claiming, that the design, manufacture, sale or use of any products now or heretofore manufactured, sold or used by nReach infringes the patent or other intellectual property rights of any other person or entity. To its knowledge, nReach has not infringed upon any third party's intellectual property.

     2.19 Compliance with Laws. nReach has, and on the Closing Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have or would not be expected to have a material adverse effect on its business or property.

     2.20 Related Party Contracts. On the Closing Date there will be, no loans, leases or other nReach Contracts or arrangements or understandings outstanding between nReach and any of its officers, directors or any person related to or affiliated with any such officers or directors.

     2.21 Officer and Director Information. During the past five year period neither nReach, nor any of its officers or directors, has been the subject of:

          (a) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of nReach or such person, or any partnership in which nReach or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which nReach or any such person was an executive officer at or within two years before the time of such filing;

          (b) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

          (c) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining nReach or any such person from, or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States

          Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

               (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

          (d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of nReach or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

          (e) a finding by a court of competent jurisdiction in a civil action or by the SEC to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or

          (f) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

     2.22 Benefit Plans. nReach does not have any pension plan, profit sharing, option or similar employee benefit plan. Evidence of the cancellation of any such plan has been previously delivered to SmartServ.

     2.23 Consents and Approvals. Except for the consent and approval of the nReach Shareholders, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by nReach of this Agreement and
(ii) the consummation by nReach of the transactions contemplated hereby.

     2.24 Finder's Fees. nReach has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like against SmartServ relating to this Agreement or the transactions contemplated hereby.

     2.25 Employee Matters. No employees of nReach are on strike or to the best of nReach's knowledge threatening any strike or work stoppage. nReach does not have any obligations under any collective bargaining or labor union agreements, nor is nReach involved in any material controversy with any of its employees or any organization representing any of its employees. nReach believes its relationships with its employees are good.

     2.26 Disclosure. None of the information supplied or to be supplied by or about nReach herein or for inclusion or incorporation by reference in any information to be supplied to holders of SmartServ Common Stock concerning this Agreement and transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     2.27 Actions Prior to Closing. From the date hereof through the Closing, nReach shall not, other than in the ordinary course of business, consistent with past practice, without due consent of SmartServ:

               (i) sell, lease, assign, transfer or otherwise dispose of any material assets;


               (ii) agree to assume or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any material contingent obligation;

               (iii) participate or engage in any discussions or negotiations with any person regarding, or enter into any transaction concerning, a merger, stock exchange or consolidation, other than with the other parties hereto, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of its property, business, assets or, capital stock or securities convertible into equity, or make any material change in the present method of conducting business;

               (iv) make any amendment to its certificate of incorporation or bylaws;

               (v) enter into or amend any employment agreements or increase the salary or bonus of any existing employee;

               (vi) create, incur, assume or suffer to exist, any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of its property, assets, income or profits, whether now owned or hereafter acquired;

               (vii) declare or authorize any dividends or distributions on any shares of capital stock of nReach.

     2.28 Charter Documents. The charter documents of nReach have not been altered since its incorporation, except as filed in the record books of nReach and delivered to SmartServ.

     2.29 Corporate Minute Books. The corporate minute books of nReach are complete and the minutes and consents contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by nReach which required director or shareholder approval are reflected on the corporate minute books of nReach. nReach is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

     2.30 Environmental Matters. nReach has, in all material respects, complied with and are in compliance with all material Federal, state, local and, so far as it is required, foreign statutes, laws, ordinances, regulations, rules, notices, permits, judgments, orders and decrees applicable to it or any of its respective properties, assets, operations and businesses relating to environmental protection (collectively "Environmental Laws"). nReach does not have any actual or contingent liability in connection with any Environmental Laws which would have a material adverse effect on its business or assets.

     2.31 Real Property. Except as set forth in Section 2.31 of the schedule of exceptions, nReach does not own or lease any real property. Except as set forth in Section 2.31 of the disclosure schedule, nReach does not have any obligations, directly or indirectly, pursuant to any lease or other agreement related to real property. Copies of all lease agreements binding on nReach are in writing and have been delivered to SmartServ.


                                   ARTICLE III
                   SMARTSERV'S REPRESENTATIONS AND WARRANTIES

     SmartServ hereby represents and warrants to, and agrees with, the nReach as follows:

     3.1 Corporate Existence; Validity of Transaction. SmartServ is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on all business conducted by it, and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities to carry on its business in the places and in the manner as now conducted, except where the failure to be so authorized or qualified would not have a material adverse effect on the business or operations of nReach. The execution and delivery of this Agreement by SmartServ and the performance of the transactions contemplated herein have been duly and validly authorized by the Board of Directors of SmartServ. This Agreement has been duly and validly authorized by all necessary corporate action and is a legal, valid and binding obligation of SmartServ, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

     3.2 Authorization, Etc. SmartServ has full corporate power and authority to enter into this Agreement and all ancillary documents to which it is a party and to carry out the transactions contemplated hereby and thereby and no other corporate proceedings on the part of SmartServ are necessary to authorize this Agreement, such ancillary documents and the transactions contemplated hereby and thereby. The Board of Directors of SmartServ or the appropriate committee thereof has or, prior to Closing will have, duly authorized the execution, delivery and performance of this Agreement, the ancillary documents to which it is a party and the transactions contemplated hereby and thereby. Upon execution and delivery of this Agreement and the ancillary documents by the parties hereto and thereto, this Agreement and the ancillary documents to which SmartServ is a party shall constitute the legal, valid and binding obligation of SmartServ, enforceable against it in accordance with their respective terms.

     3.3 Governmental Authorities. SmartServ has complied in all material respects with all applicable laws, rules, regulations and orders in connection with its execution, delivery and performance of this Agreement, the ancillary documents to which it is a party and the transactions contemplated hereby and thereby. Except as otherwise expressly disclosed herein, SmartServ is not required to submit any notice, report, or other filing with any governmental authority in connection with its execution or delivery of this Agreement, the ancillary documents to which it is a party or the consummation of the transactions contemplated hereby and thereby. Except as otherwise expressly provided for herein, no authorization, consent, approval, exemption or notice is required to be obtained by SmartServ in connection with the execution, delivery, and performance of this Agreement, the ancillary documents to which it is a party and the transactions contemplated hereby and thereby. SmartServ will comply in all material respects with all applicable regulations and orders in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     3.4 Legal Proceedings. Except as disclosed in its filings with the SEC: (i) there are, and on the Closing Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations pending against SmartServ or challenging the validity or propriety of the transactions contemplated by this Agreement and (ii) SmartServ is not a party to any order, judgment or decree, in either case which might reasonably be likely to have a material adverse effect on the business, financial condition or results of operation of SmartServ.

     3.5 SmartServ Shares. The shares of SmartServ Common Stock to be issued hereunder to the nReach Shareholders constitute valid and legally issued shares of the common stock of SmartServ, and upon issuance in accordance with the terms hereof, will be fully paid and nonassessable.

     3.6 Finder's Fees. SmartServ has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like against nReach or any nReach Shareholder relating to this Agreement or the transactions contemplated hereby.

     3.7 No Violation. The execution, delivery and performance by SmartServ of this Agreement and the ancillary documents to which it is a party, and the fulfillment of and compliance with the respective terms hereof and thereof by SmartServ do not and will not (a) conflict with or result in a material breach of the terms, conditions or provisions of, (b) constitute a default or event of default under (with due notice, lapse of time or both), (c) give any third party the right to accelerate any obligation under,
(d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice to any individual or entity pursuant to, the certificate of incorporation or bylaws of SmartServ, or any law, rule, or regulation applicable to which SmartServ is subject, or any material contract or order to which SmartServ or its properties are subject. SmartServ will comply with all applicable regulations and orders in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     3.8 SEC Reports. SmartServ has filed with the SEC, and has made available to nReach, complete and correct copies of all forms, reports, schedules, statements and other documents required to be filed by SmartServ under the Securities Act and the Exchange Act (as such documents have been amended or supplemented since the time of their filing) (collectively, the "SEC Reports"). As of their respective dates, the SEC Reports (including without limitation, any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act and Exchange Act (as the case may be) and all applicable rules and regulations of the SEC promulgated thereunder.

                                   ARTICLE IV
                                 CONFIDENTIALITY

     4.1 Confidentiality. "Confidential Information" means any information disclosed by any party hereto to any other party, in writing, or by inspection of tangible objects, which is designated as "Confidential," "Proprietary" or some similar designation or any information (specifically including via e-mail communications and due diligence materials provided to the other party, whether or not such communications and materials are marked "Confidential" or "Proprietary), which by the circumstances of disclosure, or the nature of the information itself, should reasonably be understood to be proprietary and confidential. Confidential Information is explicitly understood to include, without limitation, any concepts, business models, marketing plans, proposals, business plans, financial data, customer and prospect lists and information, personnel data, contract information, properties, methods of operation, recipes, software, trade secrets, inventions, discoveries, and know-how, of the disclosing party. Confidential Information shall not, however, include any information which (a) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (b) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (c) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure; (d) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (e) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession; or (f) is required by law to be disclosed by the receiving party; provided, that the receiving party gives the disclosing party prompt written notice of such legal requirement prior to such disclosure and provides assistance in obtaining an order protecting the information from public disclosure.

     4.2 Non-use and Non-disclosure. Each party agrees not to use any Confidential Information of the other party for any purpose except to evaluate and engage in discussions concerning a potential business relationship between the parties, and each party agrees to hold and continue to hold all disclosed Confidential Information in trust and in confidence. Each party agrees not to disclose any Confidential Information of the other party to third parties or such party's employees or agents without prior written consent to such party's employees, except to those employees and agents of the receiving party who are required to have the information in order to evaluate or engage in discussions concerning the contemplated business relationship. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party's Confidential Information and which are provided to the party hereunder. Each party agrees to notify the other party in writing of any misuse or misappropriation of Confidential Information of the other party that comes to its attention.

     4.3 Maintenance of Confidentiality. Each party agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most highly confidential information and shall take the necessary steps to inform and make all of its employees who have access to Confidential Information aware of their duty of confidentiality.

     4.2 Injunctive Relief. Because of the difficulty of measuring economic losses to the disclosing party as a result of a breach of the foregoing covenants in this Article IV, and because of the immediate and irreparable damage that could be caused to the disclosing party for which it would have no other adequate remedy, each and every receiving party, on behalf of itself and its employees, directors, shareholders, consultants, contractors and advisors, agrees that the foregoing covenants may be enforced by the disclosing party in the event of breach by it or them, by injunctions and restraining orders. Nothing herein shall be construed as prohibiting the disclosing party from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

     4.5 Survival. The obligations of the parties under this Section shall survive the termination of this Agreement.

                                    ARTICLE V
                           TERMINATION AND ABANDONMENT

     5.1 Methods of Termination. This Agreement may be terminated and the transactions herein contemplated may be abandoned at any time, upon written notice:

          (a) by mutual consent of nReach and SmartServ; or

          (b) by nReach or SmartServ if Closing has not occurred on or before February 29, 2004; provided that the party seeking to terminate this Agreement pursuant to the preceding sentence shall not be, on the date of such termination, in material breach of its representations, warranties or covenants under this Agreement; or

          (c) by SmartServ if, as of the Closing Date (including any extensions), any of the conditions specified in this Agreement as requirements to be completed by nReach shall not have been satisfied or if nReach or any nReach Shareholder is otherwise in default under this Agreement; or

          (d) by SmartServ if it is not satisfied with the results of its due diligence investigation of nReach; or

          (e) by nReach or the nReach Shareholders if, as of the Closing Date (including any extensions), any of the conditions specified in this Agreement as requirements to be completed by SmartServ shall not have been satisfied or if SmartServ is otherwise in default under this Agreement.

     5.2 Procedure Upon Termination. In the event of termination and abandonment pursuant to Section 5.1 hereof, and subject to the proviso contained in this
Section 5.2, this Agreement shall terminate and shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein each party shall redeliver all documents and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;

                                   ARTICLE VI
                       SURVIVAL OF TERMS; INDEMNIFICATION

     6.1 Survival; Knowledge.

     (a) Each representation, warranty, covenant and agreement of nReach or any nReach Shareholder contained herein or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the execution and delivery of this Agreement and the Closing and any investigation at any time made by or on behalf of SmartServ for a period of time equal to the greater of two years or until the expiration of the applicable statute of limitation, including any extensions thereof.

     (b) The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

     6.2 Indemnification by nReach Shareholders. (a) Subject to this Article VI, each of Stemple and Clint Fayling (each, an "nReach Indemnifying Party") shall, jointly and severally, indemnify, defend and hold harmless each of SmartServ and its officers, directors, employees, stockholders, members, attorneys, accountants, partners, representatives, agents, successors and assigns of each of the foregoing (each a "SmartServ Indemnified Party" and collectively, the "SmartServ Indemnified Parties"), at all times after the date of this Agreement, against and in respect of any and all losses, costs, claims, damages, liabilities, expenses (including, without limitation, the reasonable legal fees and expenses), directly or indirectly, solely to the extent arising out of or relating to any of the following: (a) any intentional material (i) misrepresentation, (ii) breach of warranty, or (iii) nonfulfillment of any covenant or other obligation on the part of nReach or any nReach Shareholder under this Agreement or any of the ancillary documents; (b) any conduct, action, inaction of nReach or any nReach Shareholder arising from or relating to the operation, management or ownership of nReach before the Closing Date constituting gross negligence or willful misconduct; and (c) all demands, assessments, judgments, costs and reasonable legal and other expenses arising from, or in connection with any claim incident to any of the foregoing.

     (b) Indemnification by SmartServ. Subject to this Article VI, SmartServ shall indemnify and hold harmless the nReach Shareholders (collectively, the "nReach Indemnified Parties"), from and against all losses, costs, claims, damages, liabilities, expenses (including reasonable attorneys' and accountant's fees, costs of suit and costs of appeal), fines and penalties incurred by any nReach Indemnified Party, directly or indirectly, solely to the extent arising out of or relating to any of the following: (a) any intentional material (i) misrepresentation, (ii) breach of warranty, or (iii) nonfulfillment of any covenant or other obligation on the part of SmartServ under this Agreement or any of the ancillary documents; and (b) all demands, assessments, judgments, costs and reasonable legal and other expenses arising from, or in connection with any claim incident to any of the foregoing.

     6.3 If any party (the "Indemnified Party") receives notice of any claim or other commencement of any action or proceeding with respect to which any other party (or parties) (the "Indemnifying Party") is obligated to provide indemnification pursuant to this Article VI, the Indemnified Party shall promptly give the Indemnifying Party written notice thereof which notice shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom and all known facts associated with such claim, action or proceeding. The failure of a party to give notice under this Section 6.3 shall not relieve any party from liability, unless and to the extent the other party has been materially prejudiced thereby. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder, without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld, conditioned, or delayed) unless a suit shall have been instituted against it and the Indemnifying Party either
(i) shall not have undertaken the defense of such suit after notification thereof as provided in Section 6.4 or (ii) is demonstrably unable to undertake the defense of such suit or satisfy the claims arising thereunder.

     6.4 Defense by Indemnifying Party.

     (a) In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding using counsel of its choice (subject to the approval of the Indemnified Party, which approval may not be unreasonably withheld, conditioned or delayed). The Indemnifying Party shall have the right to settle any claim against it or as to which it has assumed the defense, subject to the prior written approval of the Indemnified Party, which approval shall not be unreasonably withheld, conditioned or delayed, provided that such settlement involves only the payment of a fixed sum which the Indemnified Party is obligated to pay and does not include any admission of liability or other such similar admissions by or related to the Indemnified Party with respect to such claim. An Indemnified Party shall have the right to employ its own counsel in any case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action or claim, (ii) the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are contrary to, or inconsistent with, those available to the Indemnifying Party, in any of which events such reasonable fees and expenses of not more than one additional counsel for the Indemnified Party shall be borne by the Indemnifying Party. In the event that the Indemnifying Party shall assume or participate in the defense of such audit, assessment or other proceeding as provided herein, the Indemnified Party shall make available to the Indemnifying Party all relevant records and sign such documents as are necessary to defend such audit, assessment or other proceeding in a timely manner

     (b) If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may settle or defend against such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. If the Indemnifying Party thereafter seeks to question the manner in which the Indemnified Party defended such third-party claim or the amount or nature of any such settlement, the Indemnifying Party shall have the burden to prove by a preponderance of the evidence that the Indemnified Party did not defend or settle such third-party claim in a reasonably prudent manner. Notwithstanding the foregoing, however, SmartServ shall in all cases be entitled to control of the defense of any such action if it (i) may result in injunctions or other equitable remedies in respect of SmartServ or its business; (ii) may result in liabilities which, taken with other then-existing claims by SmartServ under this
Article VI, would not be fully indemnified hereunder; or (iii) may have an adverse impact on the business or the financial condition of SmartServ including an effect on the tax liabilities, earnings or ongoing business relationships of SmartServ even if nReach or any nReach Shareholder satisfies all indemnification amounts in full. If the Indemnifying Party desires to appeal from an adverse judgment, then the Indemnifying Party shall post and pay the cost of the security or bond to stay execution of the judgment pending appeal. Upon the payment in full by the Indemnifying Party of such amounts, the Indemnifying Party shall succeed to the rights of the Indemnified Party, to the extent not waived in settlement, against the third party who made such third party claim.

     6.5 Limitation on Indemnification.

     (a) None of the SmartServ Indemnified Parties shall assert any Indemnification claim hereunder against any nReach Indemnifying Party until such time as, and solely to the extent that, the aggregate of all such claims which such parties may have against such nReach Indemnifying Parties shall exceed $7,500.

     (b) None of the nReach Indemnified Parties shall assert any Indemnification claim hereunder against SmartServ until such time as, and solely to the extent that, the aggregate of all such claims which the nReach Shareholders have against SmartServ shall exceed $7,500.

     (c)  Notwithstanding   any  other  term  of  this  Agreement,   the  nReach
Indemnifying Parties shall not, in the aggregate, be liable under this Article VI (or otherwise) for an amount which exceeds $750,000.

     (d) At its sole option, in addition to all other rights and remedies that it may have, SmartServ shall have the right to set off, in whole or in part, amounts owed under this Article VI to SmartServ by any nReach Indemnifying Party, against the Earnout Shares to be issued to such nReach Indemnifying Parties hereunder, if any.

     (e) The parties have negotiated the indemnification rights, responsibilities and obligations set forth in this Article VI with the intention that this Article VI shall constitute each of their sole and exclusive remedy with respect to any and all losses, costs, claims, damages, liabilities, expenses (including, without limitation, the reasonable legal fees and expenses), directly or indirectly, arising out of or relating to any of the following: (a) any misrepresentation, (ii) breach of warranty, or (iii) nonfulfillment of any covenant or other obligation; or (b) any conduct, action, inaction of any nReach Shareholder arising from or relating to the operation, management or ownership of nReach before the Closing Date, and in no event shall any nReach Shareholder (other than an nReach Shareholder who is also an nReach Indemnifying Party) have any liability to the SmartServ Indemnified Parties pursuant to this Article VI, or otherwise.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1 Limitation of Liability. The representations and warranties made by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

     7.2 Further Instruments and Actions. Each party shall deliver such further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

     7.3 Governing Law. This Agreement is being delivered and is intended to be performed in the State of Delaware, and shall be construed and enforced in accordance with the laws of such state, without regard to conflicts of laws thereof. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     7.4 Notices. All notices or other communications to be sent by any party to this Agreement to any other party to this Agreement shall be sent by certified mail, personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party. Notice shall be deemed given and received on the date of actual delivery to the address specified thereon.

     7.5 Binding Agreement. This Agreement and the ancillary documents expressly contemplated hereby executed by the parties in connection herewith as of the date hereof represent the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by all of the parties hereto.

     7.6 Counterparts. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

     7.7 Severability. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

     7.8 Joint Drafting. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

     7.9 Reliance on Certificates. In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the State of Delaware, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

     7.10 Public Announcements. All parties hereto agree that any public announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto. The parties hereby acknowledge and agree that SmartServ shall
file  a  Current  Report  on  Form  8-K  following  the   consummation  of  this
transaction, disclosing the transactions contemplated hereby and making such other filings and notices in the manner and time required by the SEC.

     7.11 Consent. Whenever consent is required to be given by any of the Companies to any of the other Companies hereunder in connection with any matter contemplated hereby, such consent shall not be unreasonably withheld, delayed or conditioned.

     7.12 Expenses. Except as otherwise provided for herein, each party shall pay its own expenses incident to the preparation and consummation of this Agreement, although SmartServ acknowledges and agrees that the fees and expenses of nReach and the nReach Shareholders in an amount up to the Fee Cap is being accrued by nReach prior to the Closing and will be paid by nReach out of its operations after Closing up to such Fee Cap.

     7.13 Effectiveness. This Agreement shall be deemed to be effective upon execution and delivery by nReach, SmartServ, Michael Stemple and Clint Fayling. If for any reason all other nReach Shareholders have not delivered signature pages hereto to SmartServ within 10 business days following the date hereof, SmartServ may terminate this Agreement upon written notice to nReach.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and date first above written.

                                        NREACH, INC.


                                        By: /s/ Mike Stemple
                                           -------------------------------------
                                        Name: Mike Stemple
                                        Title: CEO

                                        SMARTSERV ONLINE, INC.


                                        By: /s/ Robert M. Pons
                                           -------------------------------------
                                        Name: Robert M. Pons
                                        Title: President & CEO

NREACH SHAREHOLDERS:

/s/ Mike Stemple                        /s/ Chris Stemple
-------------------------------         ----------------------------------------
Mike Stemple                            Chris Stemple

/s/ Mike Rosol                          /s/ Blake Fayling
-------------------------------         ----------------------------------------
Mike Rosol                              Blake Fayling

/s/ Clint Fayling                       /s/ Jan Martin
-------------------------------         ----------------------------------------
Clint Fayling                           Jan Martin

/s/ C. Andrew Shepp                     /s/ E. Lee Reichert, Member
-------------------------------         ----------------------------------------
C. Andrew Shepp                         JAWLER Investments, LLC

/s/ Andy Casazza                        /s/ Curtis and Patricia Jensen
-------------------------------         ----------------------------------------
Andy Casazza                            Curtis and Patricia Jensen

/s/ Curtis Jensen
-------------------------------
Fuzion Ventures, LLC